TAMARACK FUNDS TRUST Tamarack Mid Cap Growth Fund

     Supplement dated September 10, 2009 to the Prospectus for the Tamarack Equity Funds dated January 28, 2009 (as supplemented January 28, 2009, March 23, 2009, and April 8, 2009).

     This Supplement provides new and additional information beyond that contained in the Prospectus and supersedes the Supplement dated April 8, 2009. This Supplement should be read in conjunction with the Prospectus.

The Performance Bar Chart for the Mid Cap Growth Fund – Class A on page 5 of the Prospectus should be deleted and replaced with the following bar chart:

Mid Cap Growth Fund – Class A
Calendar Year Total Returns
(Results in the bar chart do not reflect taxes and do not reflect a sales charge. If sales charges had been reflected, the returns would be less than those shown below.)

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

TAM-EQ PROS-SUP 9/10/09